UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 25, 2014 (June 24, 2014)
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MINERCO RESOURCES, INC.
(Exact name of registrant as specified in its charter)
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NEVADA	333-156059	27-2636716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Trafalgar Square
Suite 455
Nashua, NH 03063
(Address of principal executive offices, including zip code.)

(888) 473-5150
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 24, 2014, Level 5 Beverage Company, Inc. (“Level 5”) (the “Buyer”), a subsidiary of Minerco Resources, Inc. (collectively “we” or the “Company”) entered into an Agreement (the “Asset Purchase Agreement”), effective June 20, 2014, with Vitamin Creamer LP, a limited partnership (the “Seller”), where, among other things, Level 5 bought all right, title and interest to the (i) the Trademark “Vitamin Creamer”, and (ii) formulas and certain other intellectual property rights related to the Brand and the Products.

The summary of the Agreement is as follows (the entire Asset Purchase Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

Recitals

WHEREAS Seller is the owner of (i) the “Vitamin Creamer” trademark, U.S. registered trademark Registration No. 4404886 (the “Trademark”);

WHEREAS Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, all right, title and interest to the (i) the Trademark, and (ii) formulas and certain other intellectual property rights related to the Products (defined below), all upon the terms and subject to conditions contained herein.

2.1  Acquired Intellectual Property.

(a) On the terms, and subject to the conditions of this Agreement, the Seller shall sell, assign, transfer, convey and deliver to Buyer, and Buyer shall purchase from the Seller all of the right, title and interest of the Seller in and to the following assets, properties and rights (the “Acquired IP”):

The “Vitamin Creamer” trademark (registered trademark Registration No. 4404886),

Including all common law rights, together with all goodwill relating to the foregoing;

The trade dress, designs, logos, trade names, UPC codes, and general intangibles of like nature, whether or not registered, relating to the Products;

Formulas, trade secrets and confidential, technical or business information (including, without limitation, ideas, formulas and compositions), with respect to the Products;

The web sites and domain names related to the Acquired IP;

All rights to sue, recover and retain damages (and costs and attorneys’ fees) for present and past infringement of any of the Acquired IP set forth above; and

All common law rights with respect to the Acquired IP set forth above.

(b) Acquired IP Free of Liens. All of the Acquired IP shall be sold, assigned, transferred, conveyed and delivered to Buyer free and clear of all pledges, liens, encumbrances, mortgages (“Liens”).

3.1 Purchase Price. The aggregate purchase price for the Acquired IP shall consist of:

(a) Cash: One Hundred Thousand Dollars ($100,000) in cash, of which Fifty Thousand Dollars ($50,000) will be paid to Seller upon execution of this Agreement, and Fifty Thousand Dollars ($50,000) (the “Holdback Amount”) will be paid to Seller within 24 months of the Closing Date of this Agreement by wire transfer of immediately available funds to a bank account or accounts as shall be designated in writing by the Seller to Buyer, and

(b) Equity: a five percent (5%) equity interest, in perpetuity, in any and all net profits (after deduction of all expenses) of Buyer related to the Acquired IP, to be issued to Seller quarterly within sixty days of the end of each quarter, and

(c) Buyer’s Marketing Spend: ten percent (10%) of any and all marketing dollars paid by Buyer, solely in marketing the Acquired IP, inuring directly to the benefit of Quintin Crye’s Racing Team(s).

3.2 Delivery of Documents.  Seller shall deliver to Buyer documentation evidencing the assignment of the Trademark as filed with the U.S. Patent and Trademark Office and evidence of the transfer of any domain name from the hosting entity.

The foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, attached as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

On June 24, 2014, Level 5 Beverage Company, Inc. (“Level 5”) (the “Assignee”), a subsidiary of Minerco Resources, Inc. (collectively “we” or the “Company”) entered into an Agreement (the “Intellectual Property Assignment Agreement”), effective June 20, 2014, with Quintin Crye, an individual (“Assignor”), where, among other things, Assignor assigned to Level 5 all right, title, and interest in and to any trademarks, domain names, copyright and other intellectual properties that Assignor owns related to the beverage brand “VITAMIN CREAMER.”

The summary of the Agreement is as follows (the entire Intellectual Property Assignment Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

Recitals

WHEREAS, it is Assignor’s intention to assign and transfer to the Assignee, all of Assignor’s right, title, and interest in and to any trademarks, domain names, copyright and other intellectual properties that Assignor owns related to the beverage brand “VITAMIN CREAMER”, and

WHEREAS, Assignee intends to accept such assignment for the purpose of development, manufacture, marketing and distribution of the VITAMIN CREAMER beverage brand;

1.  Definitions.

a.	For purposes of this Agreement, “Assignor Property” means Trademark Registration No. 4404886.

b.
For purposes of this Agreement, “Intellectual Property Rights” means intellectual property rights, including (i) any patent, patent application (whether registered or unregistered), copyright (whether registered or unregistered), copyright application (whether registered or unregistered), trademark (whether registered or unregistered), trademark application, trade name, service mark (whether registered or unregistered), service mark application, domain name, and (ii) any right to use or exploit any of the foregoing.

2. Copyrights.  Assignor hereby agrees to assign and transfer to the Assignee, hereby does transfer and assign, all right, title, and interest in and to its copyrights in the VITAMIN CREAMER label and all other artwork related to VITAMIN CREAMER, including any and all renewals and extensions of such copyrights that may be secured under the laws now or hereafter pertaining thereto in the United States or in any other country.

3. Trademarks.  Assignor hereby agrees to assign and transfer to the Assignee, and hereby does transfer and assign, all right, title and interest in Trademark Registration No. 4404886, together with the goodwill of the business symbolized by the Mark, and including any and all claims by Assignor against third parties for past infringement by third parties thereof, including all rights as opponents in any opposition or cancellation proceeding.

 4. Domain Names.  Assignor hereby agrees to assign and transfer to the Assignee, and hereby does transfer and assign, all right, title and interest in and to those domain names related to the VITAMIN CREAMER trademark. Without limiting the foregoing, Assignor agrees to promptly perform all actions required by the applicable domain name registrar to complete the conveyance of the Domain Names set forth on Annex A to the Assignee.  The registrar of the Domain Names is also set forth on Annex A. Assignor agrees that it will not register or attempt to register any domain names after the Effective Date that include the word “VITAMIN CREAMER” or any variation thereof without the written permission of Assignee.

The foregoing description of the Intellectual Property Assignment Agreement is qualified in its entirety by reference to the full text of the Intellectual Property Assignment Agreement, attached as Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

On June 25, 2014, we issued the attached press release about the Asset Purchase Agreement and Intellectual Property Assignment Agreement with respect to the rights to “Vitamin Creamer.”  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 8.01. OTHER EVENTS

On June 24, 2014, we announced the release of VitaminFIZZ® cans in the New York City market. On June 24, 2014, we issued the attached press release about the release of VitaminFIZZ®.  A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS, FINANCIAL STATEMENT SCHEDULES

Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith
10.1	Asset Purchase Agreement, Vitamin Creamer, dated June 20, 2014				X
10.2	Intellectual Property Assignment Agreement, Vitamin Creamer, dated June 20, 2014				X
99.1	Press Release, Vitamin Creamer, dated June 25, 2014				X
99.2	Press Release, VitaminFIZZ, dated June 24, 2014				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 25, 2014	MINERCO RESOURCES, INC.

	By:	/s/ John F. Powers